EXHIBIT 10.2

                            INVESTOR RIGHTS AGREEMENT

     This  INVESTOR  RIGHTS  AGREEMENT  (this "AGREEMENT") is entered into as of
                                               ---------
June __, 2005, by and among (i) Taylor Madison Corp., a Florida corporation (the "COMPANY"); (ii) Michael J. Vosch, James P. Tolan, Don Sproat, and Carol Sue
 -------
Feagan,  each  an  individual  (collectively,  the  "FOUNDERS"),  (iii)  Telzuit
                                                     --------
Technologies, LLC, a Florida limited liability company, and (iv) each of the persons identified as Series A investors on Schedule A attached to this Agreement (the "SERIES A INVESTORS").

                                    RECITALS
                                    --------

     The Company, Founders and the Series A Investors are parties to the Securities Purchase Agreement of even date herewith (the "PURCHASE AGREEMENT").
                                                           ------------------
To induce the Company to enter into the Purchase Agreements and to induce the Series A Investors to invest funds in the Company pursuant to the Purchase Agreement, the Series A Investors, the Founders, and the Company hereby agree that this Agreement shall govern the rights of the Investors (as defined in
Section  1  below)  to  cause  the  Company  to  register shares of Common Stock
----------
issuable to the Series A Investor and the Series B Investors, to receive certain information from the Company, to participate in future equity offerings by the Company, and to certain other matters as set forth in this Agreement.

     NOW, THEREFORE, in consideration of the foregoing recitals and for good and other valuable consideration hereinafter set forth, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

     1.     DEFINITIONS.  For  purposes  of  this  Agreement:
            -----------

     "AFFILIATE" means with respect to any individual, corporation, partnership,
      ---------
association,  trust,  or any other entity (in each case, a "PERSON"), any Person
                                                            ------
that, directly or indirectly, Controls, is Controlled by, or is under common Control with such Person, including without limitation, any general partner, executive officer, or director of such Person or any holder of ten percent or more of the outstanding equity or voting power of such Person.

     "COMMON STOCK" means shares of the Company's common stock, par value $0.001
      ------------
per share.

     "CONTROL"  means the possession, directly or indirectly, of power to direct
      -------
or cause the direction of management or policies (whether through ownership of voting securities, by agreement or otherwise).

     "EXCHANGE  ACT"  means the Securities Exchange Act of 1934, as amended, and
      -------------
the rules and regulations promulgated thereunder.

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     "GAAP" means generally accepted accounting principles.
      ----

     "HOLDER"  means any Series A Investor owning or having the right to acquire
      ------
Registerable Securities or any assignee thereof.

     "IMMEDIATE  FAMILY  MEMBER"  means  a child, stepchild, grandchild, parent,
      -------------------------
stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, of a person referred to herein.

     "NEW  SECURITIES"  means  equity  securities  of  the  Company, whether now
      ---------------
authorized or not, or rights, options, or warrants to purchase such equity securities, or securities of any type whatsoever that are, or may become, convertible into or exchangeable into or exercisable for such equity securities.

     "PREFERRED STOCK" means shares of the Company's Series A Preferred Stock.
      ---------------

     "REGISTER,"  "REGISTERED,"  and  "REGISTRATION"  refer  to  a  registration
      --------     ----------          ------------
effected by preparing and filing a registration statement or similar document in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement or document.

     "REGISTERABLE  SECURITIES  THEN  OUTSTANDING"  means  the  number of shares
      -------------------------------------------
determined by adding the number of shares of Common Stock outstanding that are, and the number of shares of Common Stock issuable pursuant to then exercisable or convertible securities that are, Registerable Securities.

     "SEC" means the Securities and Exchange Commission.
      ---

     "SEC  RULE  144" means Rule 144 promulgated by the SEC under the Securities
      --------------
Act.


     "SEC  RULE  144(E)"  means  Rule  144(e)  promulgated  by the SEC under the
      ----------------
Securities Act.

     "SECURITIES  ACT"  means  the  Securities  Act of 1933, as amended, and the
      ---------------
rules and regulations promulgated thereunder.

     "SERIES  A  PREFERRED  STOCK"  means  shares  of  the  Company's  Series  A
      ---------------------------
Convertible Preferred Stock, par value $0.001 per share.

     "SECURITIES  PURCHASE AGREEMENT" means the Stock Purchase Agreement of even
      ------------------------------
date herewith between the Company, Telzuit Technologies, Inc., Telzuit Technologies, LLC, Michael J. Vosch, James P. Tolan, and Don Sproat, and each of the persons listed on Exhibit A attached thereto purchasing Series A Convertible
                      ---------
Preferred Stock issued by the Company.

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

      "SHARES"  means  shares  of  capital  stock of  the  Company  at  any time
       ------
outstanding, including shares of Preferred Stock and shares of Common Stock issued or issuable upon exercise or conversion, as applicable, of stock options, warrants, or other convertible securities of the Company, in each case, now owned or subsequently acquired by any Stockholder, or such Stockholder's successors or assigns.

     "STOCKHOLDERS"  means,  collectively,  the  Founders  and  the  Series  A
      ------------
Investors.

     "SUBSIDIARY"  means  any  entity  of  which  securities  or other ownership
      ----------
interests having voting power to elect a majority of the board of directors or other Persons performing similar functions or otherwise granting the holder Control are directly or indirectly beneficially owned by the Company, including without limitation, Telzuit Technologies, Inc.

     2.     REGISTRATION  RIGHTS.  The  Company covenants and agrees as follows:
            --------------------

          2.1 REGISTRATION RIGHTS.
             --------------------

               (a) The Company hereby agrees to file, at its sole cost and expense, a registration statement on Form SB-2 (or an alternative available form if the Company is not eligible to file a Form SB-2) (the "Registration Statement") no later than forty five (45) days after the Closing (as defined in the Securities Purchase Agreement), registering (a) all shares of Common Stock issued or issuable upon conversion of the Series A Preferred Stock, (b) all shares of Common Stock issued or issuable upon exercise of the Class B Warrants, (c) all Common Stock issued or issuable upon conversion of the Debentures, and (d) all shares of Common Stock issued or issuable upon exercise of the Class A Warrants (collectively, the "Registerable Securities").

          2.2 OBLIGATIONS OF THE COMPANY. Whenever required under this Section 2
              --------------------------
     to effect the registration of any Registerable Securities, the Company shall, as expeditiously as reasonably possible:

               (a) prepare and file with the SEC a registration statement with respect to such Registerable Securities and use its best efforts to cause such registration statement to become effective, and keep such registration statement effective until all Holder's of Registerable Securities can sale such Registerable Securities without restriction under SEC Rule 144(k) within a 90 day period;

               (b) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement;

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

               (c) furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request to facilitate the disposition of Registerable Securities owned by them; and

               (d) use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act.

          2.3  FURNISH  INFORMATION.  It  shall  be a condition precedent to the
               --------------------
     obligations  of  the  Company to take any action pursuant to this Section 2
                                                                       ---------
     with respect to the Registerable Securities of a Holder that such Holder shall furnish to the Company such information regarding itself, the Registerable Securities held by it, and the intended method of disposition of such securities as shall be reasonably required to effect the registration of such Holder's Registerable Securities.

          2.4 DELAY OF REGISTRATION. No Holder shall have any right to obtain or
              ---------------------
     seek  an  injunction  restraining  or  otherwise  delaying any registration pursuant to this Agreement as the result of any controversy that might arise with respect to the interpretation or implementation of this Section
                                                                         -------
     2.
     --

          2.5 REPORTS UNDER EXCHANGE ACT. With a view to making available to the
              --------------------------
     Holders the benefits of SEC Rule 144 promulgated under the Securities Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration, the Company agrees to:

               (a) make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times after the effective date of the first registration statement filed by the Company for the offering of its securities to the general public;

               (b) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

               (c) furnish to any Holder, so long as the Holder owns any Registerable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144, the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC that permits the selling of any such securities without registration or pursuant to such form.

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

          2.6 ASSIGNMENT OF REGISTRATION RIGHTS. The rights to cause the Company
              ---------------------------------
     to  register  Registerable  Securities  pursuant  to  this Section 2 may be
                                                                ---------
     assigned (but only with all related obligations) by a Holder to a transferee or assignee of such securities, provided that: (a) the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; and (b) such transferee or assignee agrees in writing to be bound by and subject to the terms and conditions of this Agreement.

          2.7 NO TRADING IN COMMON STOCK UNTIL CERTIFICATE RECEIVED. Each Holder
              -----------------------------------------------------
     hereby agrees that, unless the Holder has taken possession of the stock certificate for Common Stock, it or its Affiliates will not (a) lend, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or indirectly dispose of Common Stock not yet received, or (b) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership for Common Stock not yet received.

     3.     VOTING  AGREEMENT.
            -----------------

          3.1 Size of the Board. Each Stockholder shall vote all of his, her, or
              -----------------
     its Shares from time to time and at all times, in whatever manner as shall be necessary to ensure that the size of the Board shall be set and remain at seven directors.

          3.2  REIMBURSEMENT  OF EXPENSES. The Company shall reimburse directors
               --------------------------
     for all reasonable out-of-pocket expenses incurred in connection with attending meetings of the Board and committees thereof.

          3.3 COMPENSATION DECISIONS. The Company shall establish and maintain a
              ----------------------
     Compensation Committee of the Board consisting of not more than three members.

          3.4  DIRECTORS'  LIABILITY  AND  INDEMNIFICATION.  The  Charter and/or
               -------------------------------------------
     bylaws  of the Company (the "BYLAWS") and the charter and bylaws of each of
                                  ------
     its Subsidiaries shall provide (i) for elimination of the liability of directors to the maximum extent permitted by law, and (ii) that the Company shall be authorized to indemnify directors for acts on behalf of the Company and its Subsidiaries, and each Subsidiary shall be authorized to indemnify directors for acts on behalf of such Subsidiary, in each case, to the maximum extent permitted by law. In addition, the Company and its Subsidiaries shall enter into and at all times maintain directors and officers liability insurance underwritten by such company and in such amount as shall be approved by the Series A Investor, which approval shall not be unreasonably withheld; provided, the Company shall maintain a minimum of $2,000,000 in directors' and officers' liability insurance; and provided further, the amount and type of coverage shall at all times be the same for all directors. Further, at the request of any director designated to serve on the Board in accordance with this Agreement, the Company and its Subsidiaries shall enter into an indemnification agreement with such director in form reasonably satisfactory to such director confirming that such director is entitled to indemnification to the maximum extent permitted by law.

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

          3.5  INCREASE  IN  AUTHORIZED  CAPITAL  STOCK; FURTHER ISSUANCES. Each
               -----------------------------------------------------------
     Stockholder shall vote all of his, her, or its Shares, whether now owned or hereafter acquired or that such Stockholder may be empowered to vote, from time to time and at all times, in whatever manner as shall be necessary, to authorize an increase in the authorized capital stock of the Company so that there will be sufficient shares of Common Stock available for conversion of all of the then-outstanding shares of Series A Preferred Stock at any time that an adjustment to the conversion price of, as applicable, the Series A Preferred Stock is made pursuant to the Company's Charter.

     4.     RIGHT  OF  FIRST  OFFER;  MOST  FAVORED  NATIONS  EXCHANGE.
            ----------------------------------------------------------

          4.1  COMPANY RIGHT OF FIRST OFFER. Subject to the terms and conditions
               ----------------------------
     specified  in  this  Section  4.1  and  applicable  securities laws, if the
                          ------------
     Company proposes to offer or sell any New Securities within twelve (12) months after the Closing (as defined in the Securities Purchase Agreement), the Company shall first make an offering of such New Securities to each Series A Investor in accordance with the following provisions of this
     Section  4.1.  A Series A Investor shall be entitled to apportion the right
     ------------
     of first offer hereby granted to it among itself and its partners, members, and Affiliates in such proportions as it deems appropriate subject to any applicable securities laws limitations and subject to such Persons who acquire New Securities becoming a party to this Agreement and the Stockholders' Agreement.

               (a)  The  Company  shall  deliver a notice in accordance with the provisions  of  Section 6.5 hereof (the "OFFER NOTICE") to each of the
                          -----------              ------------
          Series  A  Investors stating (i) its bona fide intention to offer such
          New Securities, (ii) the number of such New Securities to be offered, and (iii) the price and terms, if any, upon which it proposes to offer such New Securities.

               (b) By written notification received by the Company, within 10 calendar days after mailing of the Offer Notice, each of the Series A Investors may elect to purchase or obtain, at the price and on the terms specified in the Offer Notice, up to that portion of such New Securities that equals the proportion that the number of shares of Common Stock issued and held, or issuable upon conversion of the Preferred Stock (and any other securities convertible into, or otherwise exercisable or exchangeable for, shares of Common Stock) then held, by such Series A Investor bears to the total number of shares of Common Stock of the Company issued and held, or issuable upon conversion of the Preferred Stock then held, by all the Series A Investors. The Company promptly shall inform in writing each Series A Investor that elects to purchase all the shares available to it (each, a "FULLY-EXERCISING INVESTOR") of any other Series A Investor's
              --------------------------
          failure to do likewise. During the 10 day period commencing after receipt of such information, each Fully-Exercising Investor shall be entitled to obtain that portion of the New Securities for which Series A Investors were entitled to subscribe but for which the Series A Investors did not subscribe that is equal to the proportion that the number of shares of Common Stock issued and held, or issuable upon conversion of Preferred Stock then held, by such Fully-Exercising Investor bears to the total number of shares of Common Stock issued and held, or issuable upon conversion of the Preferred Stock then held, by all Fully-Exercising Investors who wish to purchase such unsubscribed shares.

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

               (c) If all New Securities referred to in the Offer Notice are not elected to be purchased or obtained as provided in Section 4.1(b)
                                                                  --------------
          hereof, the Company may, during the 60 day period following the expiration of the period provided in Section 4.1(b) hereof, offer the
                                                -------------
          remaining unsubscribed portion of such New Securities (collectively, the "REFUSED SECURITIES") to any Person(s) at a price not less than,
                -------------------
          and upon terms no more favorable to the offeree than, those specified in the Offer Notice. If the Company does not enter into an agreement for the sale of the New Securities within such period, or if such agreement is not consummated within 30 days of the execution thereof, the right provided hereunder shall be deemed to be revived and such New Securities shall not be offered unless first reoffered to the Series A Investors in accordance with this Section 4.1.
                                                     -----------

               (d)  The  right  of  first offer in this Section 4.1 shall not be
                                                        -----------
          applicable to: (i) shares of Common Stock issued or deemed issued to employees or directors of, or consultants to, the Company or any of its Subsidiaries pursuant to a plan, agreement, or arrangement approved by the Board of Directors of the Company, including at least one director designated by the Series A Investor; (ii) the issuance of securities pursuant to the conversion or exercise of convertible or exercisable securities outstanding on the date hereof; (iii) securities issued in connection with any stock split or stock dividend of the Company; and (iv) the issuance of securities in connection with a bona fide joint venture or business acquisition of or by the Company approved by the Board of Directors, including at least one director designated by the Series A Investor, whether by merger, consolidation, sale of assets, sale or exchange of stock, or otherwise; provided that, at the time of any such issuance, the aggregate of such issuance and similar issuances in the preceding 12 month period shall not exceed 2% of the then outstanding Common Stock of the Company (assuming full conversion and exercise of all convertible and exercisable securities).

          4.2 MOST FAVORED NATIONS EXCHANGE. Subject to the terms and conditions
              -----------------------------
     specified  in  this  Section  4.2  and  applicable  securities laws, if the
                          ------------
     Company proposes to offer or sell any New Securities within twenty (24) months after the Closing (as defined in the Securities Purchase Agreement), the Series A Investors may exchange any remaining Preferred Stock at their Stated Value plus accrued and unpaid dividends for the New Securities offered or sold. The Company shall deliver an Offer Notice in accordance with the provisions of Section 6.5 hereof. Each Series A Investor shall
                                -----------
     have twenty (20) days from the date of receipt of the Offer Notice to elect to exchange the Preferred Stock for the New Securities under this Section 4.2

          4.3  SENIOR  SECURITIES  OR  FINANCIAL INSTRUMENTS. At any time when a
               ---------------------------------------------
     minimum of $1,250,000 of the Stated Value of the shares of Series A Preferred Stock are outstanding, except where the vote or written consent of the holders of a greater number of shares of the Company is required by law, without the written consent or affirmative vote of the holders of fifty percent (50%) of the then-outstanding shares of Series A Preferred Stock given in writing or by vote at a meeting, consenting or voting (as the case may be) as a separate class from the Common Stock, the Company shall not, either directly or by amendment, merger, consolidation or otherwise issue (i) any additional shares of stock or (ii) financial instruments unless the same rank junior to the Series A Preferred Stock with respect to the distribution of assets on the liquidation, dissolution or winding-up of the Company and with respect to the payment of dividends and redemption rights, if applicable.

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

     5.     "MARKET  STAND-OFF  AGREEMENT";  TRANSFER RESTRICTIONS. Each Founder
            ------------------------------------------------------
hereby agrees that it will not, without the prior written consent of a majority of the Holders, during the period commencing on the date of this Agreement and ending on the date l20 days after that date (the "Market Stand-Off Period") (a) lend, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any Shares or any securities convertible into or exercisable or exchangeable for Shares held immediately prior to the effectiveness of any registration statement for such offering, or (b) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of Shares, whether any such transaction described in clause (a) or (b) above is to be settled by delivery of the Shares or other securities, in cash or otherwise. Upon expiration of the Market Stand-Off Period, the Founders hereby agree, regardless of whether or not the Shares are subject to the volume limitations set forth in SEC Rule 144(e), to dispose Share as if subject to the volume limitations set forth in SEC Rule 144(e). To enforce the foregoing covenant, the Holders are express and intended third party beneficiaries of this Section 5 and shall be entitled to enforce the provisions
                       ---------
of  this  Section  5  for  their  benefit.
          ----------

     6.     MISCELLANEOUS.
            -------------

          6.1  TRANSFERS,  SUCCESSORS,  AND ASSIGNS. The terms and conditions of
               ------------------------------------
     this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

          6.2  GOVERNING  LAW;  VENUE;  JURISDICTION.  This  Agreement  shall be
               -------------------------------------
     governed by and construed in accordance with the General Corporation Law of the State of Florida as to matters within the scope thereof, and as to all other matters shall be governed by and construed in accordance with the internal laws of the Florida, without regard to its principles of conflicts of laws. Venue for any legal action which may be brought hereunder shall be deemed to lie in Hillsborough County, Florida. The parties agree that, irrespective of any wording that might be construed to be in conflict with this paragraph, this agreement is one for performance in Florida. The parties to this agreement agree that they waive any objection, constitutional, statutory or otherwise, to a Florida court's taking jurisdiction of any dispute between them. By entering into this agreement, the parties, and each of them understand that they might be called upon to answer a claim asserted in a Florida court.

          6.3  COUNTERPARTS.  This  Agreement  may  be executed in any number of
               ------------
     counterparts with the same effect as if all parties hereto had signed the same document, and all counterparts shall be construed together and shall constitute one instrument. This Agreement may be executed by any party by delivery of a facsimile signature, which signature shall have the same force as an original signature. A facsimile or photocopied signature shall be deemed to be the functional equivalent of an original for all purposes.

          6.4  HEADINGS.  The  headings  and  subheadings  in this Agreement are
               --------
     included for convenience and identification only and are in no way intended to describe, interpret, define, or limit the scope, extent, or intent of this Agreement or any provision hereof.

          6.5  NOTICES.  All  notices  and  other  communications  given or made
               -------
     pursuant to this Agreement shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified,
     (b) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient, and if not so confirmed, then on the next business day, (c) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one business day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the respective parties at their address as set forth on the signature page or Schedule A hereto, or to such address or
                                        ----------
     facsimile number as subsequently modified by written notice given in accordance with this Section 6.5. All notices to the Company shall be sent
                           -----------
     to:

              5422 Carrier Drive, Suite 306, Orlando, Florida 32819

          6.6  COSTS  OF  ENFORCEMENT.  If  any party to this Agreement seeks to
               ----------------------
     enforce its rights under this Agreement by legal proceedings, the non-prevailing party shall pay all costs and expenses incurred by the prevailing party, including, without limitation, all reasonable attorneys' fees.

          6.7  AMENDMENTS AND WAIVERS. Any term of this Agreement may be amended
               ----------------------
     and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of a majority of the Registrable Securities then outstanding. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any Registrable Securities then outstanding, each future holder of all such Registrable Securities, and the Company. The Company shall give prompt written notice of any amendment or termination hereof or waiver hereunder to any party hereto that did not consent in writing to such amendment, termination or waiver. Any amendment, termination, or waiver effected in accordance with this Section 6.7 shall
                                                               -----------
     be binding on all parties hereto, even if they do not execute such consent. No waivers of or exceptions to any term, condition, or provision of this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition, or provision.

          6.8  SEVERABILITY. The invalidity of unenforceability of any provision
               ------------
     hereof shall in no way affect the validity or enforceability of any other provision.

          6.9 AGGREGATION OF STOCK. All shares of Registrable Securities held or
              --------------------
     acquired by Affiliates shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

          6.10  ADDITIONAL  INVESTORS.  Notwithstanding anything to the contrary
                ---------------------
     contained herein, if the Company issues additional shares of the Company's Series A Preferred Stock after the date hereof, any purchaser of such shares shall become a party to this Agreement by executing and delivering an additional counterpart signature page to this Agreement, and thereafter, shall be deemed an "Investor" for all purposes hereunder.

          6.11  ENTIRE  AGREEMENT.  This  Agreement  (including  the  schedules
                -----------------
     hereto), the Company's Certificate of Incorporation and bylaws, the Investor Agreements, and the other Related Agreements (as defined in the Purchase Agreement) constitute the full and entire understanding and agreement between the parties with respect to the subject matter hereof, and any other written or oral agreement relating to the subject matter hereof existing between the parties are expressly canceled.

          6.12  DELAYS OR OMISSIONS. No delay or omission to exercise any right,
                -------------------
     power, or remedy accruing to any party under this Agreement, upon any breach or default of any other party under this Agreement, shall impair any such right, power or remedy of such non-breaching or non-defaulting party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above stated.

                                           COMPANY:

                                           Taylor Madison Corp.


                                           By:
                                                ------------------------------
                                           Name:  Donald Sproat
                                           Title: Chief Executive Officer

                                           FOUNDERS


                                           -----------------------------------
                                           James  Tolan,  an  individual

                                           -----------------------------------
                                           Michael  J.  Vosch,  an  individual


                                           -----------------------------------
                                           Don  Sproat,  an  individual



                       [Signatures continue on Next Page]

                  [Signature page to Investor Rights Agreement]




                                           PURCHASER OF SERIES A PREFERRED STOCK

                                           If  an  Individual  Investor:
                                           ----------------------------


                                           Sign:
                                                ------------------------------
                                           Print Name:
                                                      ------------------------

                                           If  an  Entity  Investor:
                                           ------------------------


                                           Print Name of Entity:
                                                                --------------
                                           Sign:
                                                ------------------------------
                                           Print Your Name:
                                                           -------------------
                                           Title:
                                                 -----------------------------

                                   Exhibit "A"
                                       to
                            Investor Rights Agreement

                               List of Purchasers
                               ------------------


                                                              SERIES A PREFERRED
     NAME                                  ADDRESS                  STOCK
     --------------------------  ---------------------------  ------------------

  1  John and Barbara Martin     62 Cheyenne Drive
                                 Girard, OH 44420

  2  Daniel P. Schiavone Sr.     1309 Valley View Drive
                                 Boardman, OH 44512

  3  Sean and Katherine O'Boyle  7624 Sutcliffe Drive
                                 Raleigh, NC 27613

  4  Mark Wimmer                 635 Dougherty Terrace Drive
                                 Ballwin, MO 63021

  5  Edward and Mariann O'Boyle  13 Mary Anne Drive
                                 Frankline, MA 02038


  6  C. James and Roseann Beil   1314 Virginia Trail
                                 Youngstown, OH 44505

  7  Eugene M. Geister           115 Creston Drive
                                 Boardman, OH 44512

  8  Wissam E. Khoury            7685 Marewood Place
                                 Concord Township, OH 44077

  9  Michael T. O'Reilly         6212 Millstone Trail
                                 Douglasville, GA 30135

 10  Anthony Gioppo              1565 Rosewood Drive
                                 Youngstown, OH 44514